Provisions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provisions
21.	Provisions

	Assets retirement obligations	Provisions for onerous lease contracts	Total
	(Thousands of yen)
As of December 31, 2017	407,792	—	407,792
Arising during the year	453,898	963,538	1,417,436
Change in discount rate	6,029	—	6,029
Settled during the year	(62,200)	—	(62,200)

As of December 31, 2018	805,519	963,538	1,769,057
Total current	513	417,537	418,050
Total non-current	805,006	546,001	1,351,007

Total	805,519	963,538	1,769,057

	Assets retirement obligations	Provision for onerous lease contracts	Total
As of December 31, 2016	236,020	—	236,020
Arising during the year	174,737		174,737
Change in discount rate	1,508	—	1,508
Settled during the year	(4,473)	—	(4,473)

As of December 31, 2017	407,792		407,792
Total current	12,521	—	12,521
Total non-current	395,271	—	395,271

Total	407,792	—	407,792

The Group has recognized a provision for asset retirement obligations associated with leased restaurants. The Group is committed to restoring the site as a result of the termination of leases upon moving out. Generally, costs relating to the restoration of the sites are expected to be paid after 12 years or more after the initial recognition of said obligations.

The Group recognized provisions for onerous contracts of JPY 963,538 thousand. This amount includes related losses of ¥766,801 thousand included in “Other Operating Expenses” (Note 29), and ¥196,736 thousand previously accrued within “Other liabilities” as a result of the spreading of rent holidays in the early periods of the respective leases. The provisions were recognized due to the probable closure of seven out of 11 Ikinari! Steak™ restaurants in the United States and the decline in the expected profitability of the other four Ikinari! Steak™ restaurants in the United States.